Exhibit 10.2

EQUIPMENT & PAYMENT SCHEDULE
Master Lease No.: 3011501

LESSOR	LESSEE
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway, Suite 450
Englewood, CO 80111	Englewood, CO 80111

INCORPORATION OF MASTER LEASE AGREEMENT. Lessee and Lessor hereby enter into this Schedule No. 3011501 (“Schedule”) for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of this 26 day of September, 04. All of the terms and conditions set forth in the Master Equipment Lease Agreement No. 30115 between the Lessor and Lessee and any amendments, modifications, replacements or substitutions thereto (collectively “Master Lease”) are hereby incorporated into this Schedule by this reference. All of the defined terms set forth in the Master Lease shall possess the same definitions in this Schedule unless otherwise noted herein. Lessee shall lease from Lessor and Lessor shall lease to Lessee the Equipment attached to this Schedule and incorporated herein by this reference (collectively “Equipment”).
EQUIPMENT DESCRIPTION: Model No., Serial No., or other identification
     Canon Imagerunner 3200 Digital Copier/Printer with feeder, Cassette Feeding Unit, Stapling Unit and Scanning Unit
PURCHASE PRICE AND SUPPLIER: The purchase price of the equipment is $23,555.00 and the name and address of the supplier(s) of the Equipment is:
     Canon Business Solutions 7002 South Revere Parkway Centennial CO 80112
LOCATION: Lessee shall maintain the Equipment at the locations herein indicated or at such other addresses for which Lessee obtains Lessor’s prior written consent which consent shall not be unreasonably withheld.
     5445 DTC Parkway Suite 450 Englewood, CO 80111
SELECTION OF EQUIPMENT, SUPPLIERS, WARRANTIES
Lessee hereby acknowledges that: (a) LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER THEREOF; (b) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT AND HAS ACQUIRED THE EQUIPMENT SPECIFICALLY FOR LEASING SUCH EQUIPMENT TO LESSEE AT LESSEE’S REQUEST IN CONNECTION WITH THIS LEASE; (c) LESSEE HAS BEEN PROVIDED WITH A COPY OF THE PURCHASE CONTRACT FOR THE EQUIPMENT BEFORE EXECUTING THIS LEASE; (d) LESSEE HAS BEEN ADVISED BY LESSOR THAT LESSEE IS ENTITLED TO ANY PROMISES AND WARRANTIES PROVIDED TO LESSOR IN CONNECTION WITH THE EQUIPMENT BY THE SUPPLIER THEREOF AND IS ENTITLED TO CONTACT THE SUPPLIER TO RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE PROMISES AN WARRANTIES INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF SUCH PROMISES AND WARRANTIES OR ANY REMEDIES IN CONNECTION THEREWITH; and (e) THE LEASE QUALIFIES AS A STATUTORY “FINANCE LEASE” UNDER SECTION 4-2.5-101 ET SEQ., C.R.S. ___
Lessee Initials: X HMO

PAYMENT SCHEDULE
No. of Payments	Base Payment Amount	Tax Amount	Total Payment
36	$785.09	$54.56	839.65

ADVANCE PAYMENTS		LEASE TERMS
$ 785.09	Base Payments	36 months	Initial Term
$ 54.56	6.95% Tax Rate	36	Total Payments
$ 165.00	Documentation Fee	2	Advance Payment (#)
$ . 00	Security Deposit	34	Payments remaining after advance
$ . 00	Other
$1,844.30	TOTAL ADVANCE	$23,555.00	Amount Financed

*	ADVANCE PAYMENTS. The Advance Rental Payments and Security Deposit shall not accrue interest, may be commingled with Lessor’s other monies, and shall be applied by Lessor, in its sole discretion, against the various amounts owing by Lessee to Lessor under this Schedule or any other present or future agreement between those parties. Lessee hereby grants Lessor a security interest in the Advance Rental Payments and Security Deposit to secure the payment and performance of Lessee’s indebtedness, liabilities and other obligations to Lessor under the foregoing agreements.

LESSOR	LESSEE

This agreement shall not be effective until executed by the Lessee and accepted by an authorized representative of Lessor at its principal place of business.

Landmark Financial Corporation			Z -Axis Corporation

By/Signature:	/s/ Peter Sutherland		By/Signature	/s/ Heidi M. O’Neil

Title:	PRESIDENT	Date: 9/20/04	Title	DIRECTOR OF FINANCE	Date: 9/8/04

MASTER EXHIBIT “A” MADE HERETO A PART OF
MASTER AGREEMENT NO.: 30115
SCHEDULE NO.: 01

LESSEE: Z-Axis Corporation
5445 DTC Parkway Suite 450
Englewood, CO 80111
FEDERAL TAX ID#: 84-0910490

VENDOR NAME	ADDRESS	CITY		STATE	ZIP
Canon Business Solutions	7002 South Revere Parkway	Centennial		CO	80112

EQUIPMENT DESCRIPTION	ADDRESS	CITY	COUNTY	STATE	ZIP
Canon Image runner 3200 Digital	5445 DTC Parkway Suite 450	Englewood	Arapahoe	CO	80111
Copier/Printer with feeder, Cassette
Feeding Unit, Stapling Unit and Scanning Unit
Together with all present and future accessions, accessories, additions, attachments, modifications, replacements and substitutions thereto and all insurance and other proceeds of any of the foregoing.

Lessor/Creditor: Landmark financial Corporation			Lessee/Debtor: Z- Axis Corporation

By/Signature:	/s/ Peter Sutherland		By/Signature	/s/ Heidi M. O’Neil

Title:	PRESIDENT	Date: 9/20/04	Title:	DIRECTOR OF FINANCE	Date: 9/8/04

Master Lease No.: 30115
MASTER LEASE AGREEMENT

Lessor	Lessee
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
Englewood, CO 80111	Greenwood Village, CO 80111-3143

1. LEASE. Lessee shall lease from Lessor and Lessor shall lease to Lessee the Equipment, machinery and other property described in any present or future Schedule to this Master Lease Agreement (“Schedule”). Such Schedule shall constitute the original Lease Agreements and shall incorporate all of the terms and conditions set forth herein. Hereinafter, all of the Equipment, machinery and other property described in the relevant Schedule to this Master Lease Agreement and all accessions, accessories, additions, modifications, replacements and substitutions to such Equipment, machinery and other property shall be referred to collectively as the “Equipment”.
2. NON-CANCELABLE. This Master Lease Agreement and any Schedule shall become effective only upon Lessor’s execution thereof whereupon Lessee’s obligations to Lessor and Lessor’s obligations to Lessee there under shall become
NON-CANCELABLE other than as expressly provided therein. Hereinafter, this Master Lease Agreement, any Schedule, and any addenda, amendments, extensions, modifications, replacements or substitutions to any of the foregoing shall be referred to collectively as a “Lease”.
3. TERM. The Initial Term (“Initial Term”) of any Lease shall be as described in the relevant Schedule and commence on the earlier of Lessor’s payment of the purchase price in the amount expressly stated in the relevant Schedule for the relevant Equipment to the supplier thereof (which Lessee hereby authorizes and instructs Lessor to pay) or the execution of the relevant Delivery and Acceptance Certificate (as defined below). Hereinafter, the Initial Term and any subsequent Term of the Lease as described in the relevant Schedule shall be referred to collectively as the “Term” of such Lease.
4. BASE RENTAL PAYMENT, OTHER PAYMENTS AND TAX BENEFITS. Lessee shall pay Lessor the Base Rental Payments and reasonably estimated taxes (collectively “Base Rental Payments”) on the due date for payment described in any Schedule during the Term of the relevant Lease. To the extent not included in the Base Rental Payments described in any Schedule, Lessee shall pay all ad valorem, personal property, real property, sales, use, excise, stamp, documentary, registration, income, and other taxes, licenses, fees, assessments, fines, penalties, and other charges imposed on the Lease and the ownership, possession, use or lease of the Equipment or otherwise pertaining to Lessee’s business activities, financial condition, or assets during the Term of the Lease (except for taxes imposed on Lessor’s income and not otherwise provided for herein). Nothing contained herein shall prevent Lessee from contesting any of the foregoing taxes or assessments following the prompt payment thereof. All amounts payable to Lessor under the Lease shall be paid to Lessor in currency of the United States of America at Lessor’s address set forth above or any other address which Lessor may provide Lessee with written notice of from time to time.
5. DELIVERY AND ACCEPTANCE. Upon its receipt of the Equipment described in any Schedule, Lessee shall execute and provide Lessor with a Delivery and Acceptance Certificate (“Delivery and Acceptance Certificate”) in a form reasonably acceptable to Lessor who acknowledges the delivery and Lessee’s acceptance of the relevant Equipment without any reservations of any kind. Lessee shall not assert against Lessor any claim, defense, setoff or counterclaim of any kind if the supplier fails to deliver, or causes a delay in the delivery of, the Equipment or if the Equipment is defective, nonconforming or otherwise unsatisfactory for any reason. The occurrence of any of the foregoing factors shall not affect the validity of the Lease or the payment and performance of Lessee’s indebtedness, liabilities and obligations hereunder in any manner.
6. DISCLAIMER OF WARRANTIES, CLAIMS AND LIMITATION OF REMEDIES. Lessee hereby acknowledges with respect to each Lease that: (a) Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment “AS IS” and “WITH ALL FAULTS” and Lessor makes no express or implied representations or warranties with respect to the Equipment of any kind including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, or absence of infringement upon any patents, copyrights, trademarks, licenses, or other intellectual property rights; provided, however, that Lessor has not provided any third party with any liens, security interests, encumbrances or claims against the Equipment; (b) by executing the Delivery and Acceptance Certificate, Lessee shall acknowledge that it has inspected the Equipment and determined that the Equipment is in good condition and acceptable in all respects; (c) Lessee’s only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor if the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason. Lessor hereby assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment so long as Lessee is not in default upon its obligations under the Lease; (d) REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THE LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and (e) the Equipments being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.
INITIALS: HMO
7. TITLE, ABSENCE OF LIENS, SECURITY INTERESTS, ENCUMBRANCES, CLAIMS AND FILINGS. With respect to each Lease, Lessor is and shall remain the sole owner of the Equipment under all conditions. Lessee acknowledges that the Equipment is and shall remain personal property at all times despite its affixation to any real property. Lessee shall keep the Equipment and the Lease free and clear of all liens, levies, encumbrances and claims of any kind (besides those belonging to or created by Lessor) and shall defend Lessor’s rights, title and interests in and to the Equipment and the Lease against any unauthorized liens, levies, encumbrances or claims besides those created by Lessor (collectively “Unauthorized Claims”) at Lessee’s expense. Lessee shall immediately provide Lessor with written notice of any actual or threatened Unauthorized Claims. Lessee, at its expense, shall take all actions and execute, file and record all financing statements, title and registration materials, and other documents that may be necessary to establish, maintain, and preserve Lessor’s rights, title and interests in the Equipment and provide any third parties with notice thereof.
8. DISPOSITION OF EQUIPMENT. With respect to each Lease, Lessee shall not assign, convey, lease, sell or transfer any of the Equipment to any third party without the prior written consent of Lessor, which may be withheld in its sole discretion. Any unauthorized assignments, conveyances, leases, sales or transfers by the Lessee of the Equipment shall be void abinitio in all respects.

PAGE 1 of 4	INITIALS: HMO

Master Lease No.: 30115
17. REMEDIES. If there is a default under any Lease, Lessor shall be entitled to exercise one or more of the following remedies without presentment, dishonor, notice or demand of any kind (all of which are hereby waived by Lessee): (a) to cancel the Lease; (b) to accelerate the payment of the un-accrued amounts owing under the Lease; (c) to collect the following amounts with or without resorting to judicial process: (i) all un-accrued amounts payable under the Lease as of the earlier of the date on which those amounts are paid to Lessor or judgment is entered in Lessor’s favor therefore and, if the Equipment has not been returned to Lessor, Lessor’s estimated residual value for the Equipment both discounted to their present value as of the earlier of the date on which those amounts are paid to Lessor or judgment is entered in Lessor’s favor therefore by a factor of six percent (6%) per annum; (ii) all late charges and default interest (in the amounts and at the rates described in Section 22 below) on any amounts not paid to Lessor when due under the Lease or any judgment for damages arising hereunder; (iii) all of Lessor’s incidental damages and other reasonable amounts expended in the repossession, repair, preparation and advertising for sale or lease, resale, release, or other disposition of the Equipment or the enforcement of Lessor’s rights hereunder; and (iv) all other amounts recoverable by Lessor under the Lease or applicable law; (d) to enter Lessee’s or any third party’s premises and take possession of the Equipment; (e) to require Lessee to deliver and make available to Lessor the Equipment at the location described in Section 9 of this Master Lease Agreement or such other location stipulated by Lessor; (f) at Lessor’s option, to sell, release or otherwise dispose of the Equipment under such terms and conditions as may be acceptable to Lessor in its discretion. In the event that Lessor elects to sell or release the Equipment, Lessor shall provide Lessee with a setoff against Lessee’s outstanding obligations to Lessor under the Lease for the net sale proceeds actually received by Lessor or the net payments payable to Lessor under the replacement Lease during the mandatory Term of the Lease discounted to their present value as of the commencement date of the replacement Lease by a factor of six percent (6%) per annum; provided, however, that Lessor shall not be accountable to Lessee or any third party for any profits made upon the sale, release or other disposition of the Equipment under any circumstances; (g) to set off the Security Deposit, any Advance Rental Payments, or other amounts payable to Lessor by Lessee against any amounts due from Lessee; and (h) to exercise all other rights available to Lessor under the Lease, any other Agreement, or applicable law. Lessor’s rights are cumulative and may be exercised together, separately, and in any order. In the event that Lessor seeks to recover the Equipment, Lessee waives the posting of any bond, which might otherwise be required under applicable law.
18. ESSENCE OF TIME. Lessee and Lessor agree that time is of the essence with respect to the performance of their respective obligations under each Lease.
19. INDEMNITY. With respect to each Lease, Lessor shall not assume or be responsible for the performance of any of Lessee’s obligations, with respect to the Equipment under any circumstances. Lessee shall immediately provide Lessor with written notice of and indemnify and hold Lessor and its shareholders, directors, officers, employees, and agents (collectively “Indemnified Parties”) harmless from all claims, damages, liabilities (including reasonable attorneys’ fees and legal expenses), causes of action, actions, suits and other legal proceedings of any kind (collectively “Claims”) pertaining to its business operations or assets or the ownership, lease, possession, or use of the Equipment (including, but not limited to, Lessor’s performance of Lessee’s obligations with respect to the Equipment) except for those Claims arising solely from Lessor’s gross negligence or willful misconduct. Lessee, upon the request of Lessor, shall hire legal counsel reasonably acceptable to the Indemnified Parties to defend the Indemnified Parties from such Claims, and pay the attorneys’ fees, legal expenses and other costs incurred in connection therewith. In the alternative and at Lessor’s option, the Indemnified Parties shall be entitled to employ their own legal counsel to defend such Claims and Lessee shall pay all reasonable costs, fees (including attorneys’ fees) and expenses associated therewith.
20. FURTHER ASSURANCES. With respect to each Lease, Lessee, at its expense, shall execute all additional documents and take all additional actions as Lessor may deem reasonably necessary or advisable to establish, maintain, protect or preserve Lessor’s rights, title and interest in the Equipment or otherwise carry out the intent and purposes of the Lease.
21. POWER OF ATTORNEY. With respect to each Lease, Lessee hereby appoints Lessor as its attorney-in-fact to: (a) take any actions necessary to complete, or correct any mistake contained in, the Lease or any related financing statements or other documents including, but not limited to, completing the quantity, serial numbers or other description of the Equipment, filling in any blank spaces, inserting any missing dates or other information, or correcting any erroneous words or phrases; (b) during the continuance of any event of default hereunder, assert, pursue, litigate and settle any insurance or other claims for any Loss or Damage and collect any insurance or other proceeds pertaining to the Equipment (including, but not limited to, endorsing Lessee’s name on all instruments and other remittances payable to Lessee with respect to the Equipment or any insurance or other proceeds thereof); and (c) during the continuance of any event of default hereunder, take any action or execute any document required to be taken or executed by Lessee under the Lease or any related documents or otherwise deemed reasonably necessary or advisable by Lessor in its sole discretion with respect to the Equipment or the Lease. Lessor’s performance of such actions or execution of such documents shall be taken or not taken in its sole discretion and shall not relieve Lessee from any obligation or cure any default under the Lease. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable, shall survive Lessee’s death, and shall not be affected by Lessee’s disability in any manner.
22. DEFAULT INTEREST. With respect to each Lease, Lessee shall pay Lessor a late charge at the lower of five percent (5%) of the delinquent amounts or the highest rate permitted by law on any amount payable to Lessor there under that is not paid when due. In addition, Lessee shall pay Lessor interest on any amounts payable to Lessor that are more than thirty (30) days delinquent at the lower of twenty-four percent (24%) per annum or the highest rate permitted by law.
23. REIMBURSEMENT OF AMOUNTS EXPENDED BY LESSOR. With respect to each Lease, Lessee shall reimburse Lessor, upon demand, for all reasonable amounts (including, but not limited to, reasonable attorneys’ fees, legal expenses and court costs, travel expenses, long distance telephone charges, and filing and registration fees) expended by Lessor in: (a) the drafting, negotiating and execution of the Lease and all documents, instruments and Agreements executed in connection therewith; and (b) the performance of any action required to be taken by Lessee under the Lease, the protection of Lessor’s rights in the Equipment, the provision of notice to any third party regarding Lessor’s rights in the Equipment, or the exercise of any right or remedy belonging to Lessor under the Lease or any related Agreement, together with Default Interest thereon from the date of payment (during the continuance of an event of default hereunder) or from the thirtieth (30th) day following Lessor’s provision of notice to Lessee of such payment (in the absence of an event of default hereunder) until the date of reimbursement.
24. WAIVER OF STATUTORY RIGHTS. With respect to each Lease, Lessee hereby waives all of its rights and remedies set forth in Sections 4-2.5-508 through 522, C.R.S. or any similar statute to the greatest extent permitted by law.
25. SURVIVAL. All of the representations, warranties, waivers, indemnifications and hold harmless and other obligations described in any Lease shall survive the expiration or cancellation of such Lease.
26. ASSIGNMENT. Lessee shall not be entitled to assign any of its rights, remedies or obligations described in any Lease without the prior written consent of Lessor, which may be withheld by Lessor in its sole discretion. Any unauthorized assignments shall be void abinitio in all respects. Lessor shall be entitled to assign some or all of its rights and remedies described in any Lease without notice to or the prior consent of Lessee in any manner. The assignee shall not assume any of Lessor’s obligations under the Lease and Lessee hereby waives and shall not assert against such assignee any claims, defenses, setoffs or counterclaims that Lessee may now or hereafter possess against Lessor with respect to the Lease or otherwise. Lessor shall be entitled to provide any regulatory agency or prospective or actual assignee, lender, or participant with any information provided to or generated by Lessor in connection with Lessee, any guarantor, the Equipment, or the Lease; provided, however, that Lessor shall obtain its standard confidentiality Agreement from any actual or prospective assignee, lender or participant.

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DELIVERY & ACCEPTANCE CERTIFICATE
Master Lease No.: 3011501

LESSOR	LESSEE
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
EnglewoodCO80111	Englewood, CO 80111

VENDOR NAME	ADDRESS	CITY		STATE	ZIP
Canon Business Solutions	7002 South Revere Parkway	Centennial		CO	80112

EQUIPMENT DESCRIPTION	ADDRESS	CITY	COUNTY	STATE	ZIP
Canon Image runner 3200 Digital	5445 DTC Parkway Suite 450	Englewood		CO	80111
Copier/Printer with feeder, Cassette
Feeding Unit, Stapling Unit and Scanning
Unit
Lessee hereby acknowledges the receipt, in good condition, of all of the Equipment (as defined in the Lease described below) and unconditionally accepts the same in accordance with all of the terms and conditions of that certain Master Equipment Lease Agreement No. 30115 and Schedule No. 3011501 between Lessor and Lessee dated 9/20, 04 (collectively, the “Lease”).
Lessee acknowledges that: (a) lessee has selected both the equipment and the supplier thereof; (b) lessor is not the manufacturer or supplier of the equipment and has acquired the equipment specifically for leasing such equipment to lessee at lessee’s request in connection with this lease; (c) lessee has been provided with a copy of the purchase contract for the equipment before executing the lease; (d) prior to executing the lease, lessee was advised by lessor that lessee is entitled to any promises and warranties provided to the lessor in connection with the equipment by the supplier thereof and is entitled to contact the supplier to receive an accurate and complete statement of those promises and warranties including any disclaimers and limitations of such promises and warranties or any remedies in connection therewith; and (e) the lease qualifies as a statutory “finance lease” under article section 4-2.5-101 etseq., C.r.s.
Lessee hereby acknowledges that:
1.	Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment “AS IS” and “WITH ALL FAULTS” and Lessor makes no express or implied representations or warranties with respect to the Equipment including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY or FITNESS FOR ANY PARTICULAR PURPOSE; provided, however, that Lessor has not provided any liens, security interests, encumbrances or claims against the Equipment to any third party;

2.	Lessee has been provided with the opportunity to inspect the Equipment and has inspected the Equipment and determined that it is in good condition and acceptable in all respects;

3.	If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason; Lessee’s only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor;

4.	REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THE LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and

5.	The Equipment is being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.
TO LESSEE: DO NOT SIGN THIS DELIVERY AND ACCEPTANCE CERTIFICATE UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT SET FORTH ON EXHIBIT A ATTACHED HERETO.

Z-Axis Corporation

By/Signature:	/s/ Heidi M. O’Neil

Title:	DIRECTOR OF FINANCE	Date: 9/9/04

Master Lease No.: 3011501
PURCHASE SUPPLEMENT

Lessor	Lessee
Landmark Financial Corporation	Z–Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
Englewood, CO 80111	Englewood, CO 80111

Lessee hereby agrees that this instrument is a Supplement to the above referenced Business Lease Agreement, which is hereby incorporated therein by reference and acknowledges receipt of a copy of said Supplement.
TERMS
In connection with the above referenced Business Lease Agreement covering the Equipment described below, Lessee has the option to purchase the Equipment described below at the end of the Initial Lease Term for $1.00 contingent upon the Lessee having fully complied with all terms and conditions of the Lease.
EQUIPMENT DESCRIPTION
Canon Imagerunner 3200 Digital Copier/Printer with feeder, Cassette Feeding Unit, Stapling Unit and Scanning Unit

Accepted In Its Corporate Offices.	This Agreement shall not be effective until executed by the Lessor and accepted by an authorized representative of the Lessor at its principle place of business.

Lessor	Lessee
Landmark Financial Corporation	Z–Axis Corporation

Signature:	/s/ Peter Sutherland		Signature:	/s/ Heidi M. O’neil

Printed Name:	PETER SUTHERLAND		Printed Name:	HEIDI M. O’NEIL

Title:	PRESIDENT	Date: 9/20/04	Title:	DIRECTOR OF FINANCE	Date: 9/8/04

Master Lease No.: 3011501
SECRETARY’S CERTIFICATE OF DIRECTORS’ RESOLUTIONS
AND INCUMBENCY FOR CORPORATE LESSEE

Lessor	Lessee
Landmark Financial Corporation	Z–Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
Englewood, CO. 80111	Englewood, CO 80111

WHEREAS, Z-Axis Corporation (“Lessee”) desires to enter into certain Equipment Lease(s) and/or other financing arrangements with Landmark Financial Corporation (“Lessor”) pursuant to which it is contemplated that Lessor may Lease certain Equipment and/or extend other financing arrangements to Lessee;
WHEREAS, Lessee deems the foregoing Lease(s) and other financing arrangements with Lessor to be in its best interest;
NOW, THEREFORE, it is hereby:
RESOLVED, that any of the Officers or authorized management personnel of Lessee, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for and on behalf of and in the name of Lessee to enter into such Lease(s) and other financing arrangements with Lessor and any other party at this time or at any other time, as they, or any of them, may see fit; and it is further
RESOLVED, that said Officers, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for and on behalf of and in the name of Lessee, to Lease any Equipment with Lessor and grant security interests in, mortgage or pledge any or all of the property and assets of Lessee, real, personal, or mixed, tangible or intangible, to Lessor or any third party as security; and it is further
RESOLVED, that said Officers, and each of them, are hereby authorized, directed and empowered to make, execute and deliver to Lessor or any third party, either jointly or severally, for and on behalf of and in the name of Lessee, any and all Leases, instruments, Agreements, financing statements, and other documents with or in favor of Lessor and any and all amendments, supplements, modifications, extensions, restatements, renewals or replacements thereof; and it is further
RESOLVED, that all action heretofore taken and all documentation heretofore delivered by any of said Officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of Lessee in accordance with the respective terms and provisions thereof; and it is further
RESOLVED, that the authorizations herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by Lessor at its address designated in the documents mentioned above, but no such modification or discontinuance shall affect the validity of the acts of any person authorized to so act by these resolutions performed prior to the receipt of such notice by Lessor.
I, HEIDI O’NEIL do hereby certify that I am the DIRECTOR OF FINANCE of Lessee which is duly organized and validly existing under the laws of the State of CO and licensed to conduct business in each applicable jurisdiction; that I am the keeper of the corporate records and the seal of Lessee; that the foregoing is a true and correct copy of resolutions duly adopted and ratified at a special meeting of the Board of Directors of Lessee, duly convened and held in accordance with its Bylaws and the laws of said State on the 9th day of September, 2004 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolutions recorded in said minutes; that the same have not in any way been modified, repealed or rescinded but are in full force and effect; and that the foregoing resolutions are not inconsistent with the Certificate of Incorporation and Bylaws of Lessee.
I further certify that the following are all of the Officers of Lessee and that the signatures placed next to their names are genuine and authentic in all respects:

OFFICERS	PRINTED NAMES	(MINIMUM OF 2 SIGNATURES REQUIRED)

President	STEPHANIE KELSO	/s/ Stephanie Kelso

Vice President

/s/ Stephanie Kelso

DIRECTOR OF FINANCE	HEIDI O’NEIL	/s/ Heidi O’neil

General Manager

WITNESS, my hand and the seal of Lessee on this 9th day of September, 2004. Corporate Seal

By:	/s/ Heidi O’neil	Title:	DIRECTOR OF FINANCE

I, STEPHANIE the President of Lessee do hereby certify that HEIDI O’NEIL is the duly appointed and incumbent DIRECTOR OF FINANCE of Lessee.

By:	/s/ Stephanie Kelso	Title:	President

iLien Coverpage
Date Printed: 9/9/2004
Debtor:
Z-Axis Corporation
5445 DTC Parkway
Suite 450
Englewood, CO 80111
Equipment Lease #: 3011501
iLien File #: 11374137
UDS #: 6375675
Order Confirmation #: 2969104
UserlD: 46763
Number of Collateral Pages Attached: 0
Transaction Type: Original
Jurisdiction: CO, Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

LFC, INC
P O Box 4877
Englewood, CO 80155
CO, Secretary of State
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

—	1a. ORGANIZATION’S NAME Z-Axis Corporation

OR	1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 5445 DTC Parkway, Suite 450				CITY	STATE	POSTAL CODE	COUNTRY
				Englewood	CO	80111	US
1d. TAX ID #: SSN OR EIN		ADD’L INFO RE	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		ORGANIZATION
84-0910490		DEBTOR	Corporation	Colorado	19871522585		☐NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)- do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR	2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS				CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID #: SSN OR EIN		ADD’L INFO RE	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
ORGANIZATION
		DEBTOR					☐NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)- insert only one secured party name (3a or 3b)

	3a. ORGANIZATION’S NAME LFC, INC.

OR	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS 6950 E Belleview Ave #320		CITY	STATE	POSTAL CODE	COUNTRY
—		Englewood	CO	80111
4. This FINANCING STATEMENT covers the following collateral:
1- Canon Imagerunner 3200 Digital Copier/Printer with feeder, Cassette Feeding Unit, Stapling Unit and Scanning Unit

5. ALTERNATIVE DESIGNATION [if applicable]: ☑ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
ESTATE RECORDS. Attach Addendum [if applicable]	[ADDITIONAL FEE] [optional] ☐ All Debtor ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA 3011501
11374137

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)